                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Form S-1 Registration Statement for Jones Education Networks, Inc.





                                                  ARTHUR ANDERSEN LLP


Denver, Colorado
August 29, 1996